SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 13, 2007

Integrated Silicon Solution, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23084	77-0199971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1940 Zanker Road

San Jose, California

95112

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (408) 969-6600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 13, 2007, the Board of Directors of Integrated Silicon Solution, Inc. (“ISSI”) approved an amendment to Article III, Section 3.2 of ISSI’s Bylaws to decrease the size of its Board of Directors from nine members to seven members, effective as of such approval thereof.

The foregoing description of such amendment is qualified in its entirety by reference to the text of the Certificate of Amendment of the Bylaws of Integrated Silicon Solution, Inc. attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment of the Bylaws of Integrated Silicon Solution, Inc., dated September 13, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED SILICON SOLUTION, INC.

Date: September 13, 2007	/s/ SCOTT D. HOWARTH
Scott D. Howarth
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

3.1	Certificate of Amendment of the Bylaws of Integrated Silicon Solution, Inc. dated September 13, 2007.